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                                                                    EXHIBIT 23.3

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Partnership's previously filed Registration Statements file No. 333-40407.



Tulsa, Oklahoma                                /s/  Arthur Andersen LLP
   November 24, 1998                           ------------------------